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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) March 11, 1999
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                                V-ONE CORPORATION
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             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21511

Delaware                                             52-1953278
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(State or other jurisdiction of incorporation) (IRS Employer Identification No.)



20250 Century Boulevard - Suite 300
Germantown, Maryland                                        20874
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(Address of principal executive offices)                    (Zip Code)



               Registrant's telephone number, including area code:

                                 (301) 515-5200
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         (Former name or former address, if changed since last report.)



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Item 5.  Other Events.

         On March 11, 1999, V-ONE Corporation, a Delaware corporation (the "Company"), issued a press release regarding financial results for the fourth quarter and year ended December 31, 1998, a $3,000,000 loan from Transamerica Business Credit Corporation, and certain other matters. The press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits. The following exhibits are filed with or incorporated by reference in this Form 8-K:

Exhibit        Description
-------        -----------

99.1           Press release, dated March 11, 1999.
99.2 Loan and Security Agreement, dated February 24, 1999, between the Company and Transamerica Business Credit Corporation ("Transamerica").
99.3 Patent and Trademark Security Agreement, dated as of February 24, 1999, between the Company and Transamerica.
99.4 Security Agreement in Copyrighted Works, dated as of February 24, 1999, between the Company and Transamerica.



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated: March 11, 1999



                                        V-ONE CORPORATION



                                        By:    /s/ Charles B. Griffis
                                               ---------------------------
                                        Name:  Charles B. Griffis
                                        Title: Senior Vice President, Chief
                                                 Financial Officer and Treasurer




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Exhibit Index
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           (c) Exhibits.  The following  exhibits are filed with or incorporated by reference in this Form 8-K:

Exhibit        Description
-------        -----------

99.1           Press release, dated March 11, 1999.
99.2 Loan and Security Agreement, dated February 24, 1999, between the Company and Transamerica Business Credit Corporation ("Transamerica").
99.3 Patent and Trademark Security Agreement, dated as of February 24, 1999, between the Company and Transamerica.
99.4 Security Agreement in Copyrighted Works, dated as of February 24, 1999, between the Company and Transamerica.






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